                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                               -----------------



                                    FORM 8-K


                                 CURRENT REPORT


                        PURSUANT TO SECTION 13 OR 15(d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported):  May 1, 1995


                         PHARMACEUTICAL RESOURCES, INC.
             (Exact name of registrant as specified in its charter)



          NEW JERSEY               FILE NUMBER 1-10827          22-3122182
(State or other jurisdiction of  (Commission File Number)    (I.R.S. Employer
incorporation or organization)                              Identification No.)


ONE RAM RIDGE ROAD, SPRING VALLEY, NEW YORK                   10977
  (Address of principal executive office)                  (Zip Code)



Registrant's telephone number, including area code:  (914) 425-7100



                          TOTAL NUMBER OF PAGES -- 136
                       EXHIBIT INDEX IS LOCATED ON PAGE 4
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ITEM 5.    OTHER EVENTS.
- - - - ------     ------------

           Stock Purchase Agreement.
           -------------------------

          On May 1, 1995 (the "Closing"), the Registrant sold to Clal Pharmaceutical Industries Ltd., an Israeli corporation ("Clal"), 2,027,272 shares of common stock, $.01 par value per share (the "Shares"), of the Registrant ("Common Stock") representing approximately 12% of the issued and outstanding Common Stock. In addition, the Company issued to Clal at the Closing a Warrant to purchase 936,282 shares of Common Stock (the "Warrant"). The Shares and the Warrant were issued pursuant to a Stock Purchase Agreement, dated March 25, 1995 (the "Agreement"), with Clal, which Agreement was amended on May 1, 1995 (the "Amendment").

          The following is a description of certain terms of the Agreement, the Amendment, the Warrant and the Registration Rights Agreement. Such documents are attached hereto as Exhibit 10.1, 10.2, 10.3 and 10.4, respectively. The following descriptions of the terms of such documents do not purport to be complete and are qualified in their entirety by reference to such Exhibits.

          The Warrant provides for an exercise price of $10 per share for the first year and $11 per share for the next two years, with an increase in such exercise prices of $1 per share in the event of the issuance of the Additional Warrant described below. The Warrant expires on May 1, 1998, subject to earlier termination or redemption upon the occurrence of certain events as specified in the Warrant.

          Under the Agreement, the Registrant will issue to Clal an additional warrant to purchase shares of Common Stock (the "Additional Warrant") if the Registrant obtains the approval of its shareholders. The Additional Warrant will have the same terms as the Warrant. The issuance of the Additional Warrant is intended to allow Clal to purchase an additional number of shares of Common Stock (approximately 740,000 shares) which, when added to the shares of Common Stock owned by Clal at the time of issuance of the Additional Warrant and the shares of Common Stock issuable upon exercise of the Warrant, would represent 19.99% of the Common Stock issued and outstanding as of the date of issuance of the Additional Warrant (including, for this purpose, the shares of Common Stock covered by the Warrant and the Additional Warrant).

          Under the Agreement, Clal has the right to designate one-seventh of the members of the Registrant's board of directors as long as Clal owns 8% of the issued and outstanding Common Stock. Clal also has the right to designate a total of two-sevenths of the members of the Registrant's board of directors if Clal owns at least 14% (or, upon issuance of the Additional Warrant, 16%) of the issued and outstanding Common Stock. In addition, Clal has the right to designate a senior member of the Registrant's management.

          Clal has a right of first refusal with respect to certain business combination transactions of the Registrant and certain sales of the assets or securities of the Registrant as more fully described in the Agreement. Such right extends for a period of 5 years from the Closing, provided that Clal, at the time of exercise of such right (i) has not sold or disposed of shares of Common Stock representing more than 2% of the Registrant's issued and outstanding Common Stock and (ii) owns, or has the right to acquire under the Warrant and the Additional Warrant, 14% (or, upon issuance of the Additional Warrant, 16%) of the issued and outstanding Common Stock. If Clal does not exercise its first refusal rights with respect to any of the above-mentioned transactions, Clal will, subject to certain exceptions, be required to vote its shares of Common Stock in favor of such transactions.

          Under the Agreement, the Registrant has the right to participate with Clal and certain of its affiliates in certain pharmaceutical acquisitions and transactions. In connection therewith, Clal has agreed to use reasonable efforts to cause Fine-Tech Ltd., an Israeli pharmaceutical research and development company in which Clal owns an interest, to issue 10% of its capital stock to the Registrant for $1,000,000 and to provide the Registrant with access to certain pharmaceutical compounds developed by Fine-Tech Ltd.

          Clal has agreed to limit acquisitions, including under the Warrant and the Additional Warrant, of the Registrant's securities to 19.99% of the issued and outstanding Common Stock prior to the third anniversary of the Closing. In addition, Clal has agreed to limit such acquisitions to 25% of the issued and outstanding Common Stock after the third anniversary of the Closing. Clal will have the right to tender for or purchase no less than 70% of the issued and outstanding Common Stock after the fifth anniversary of the Closing. These limitations expire six months following the date of expiration of Clal's right of first refusal as described above (the "Restrictive Period"). Clal also has the right to acquire up to 20% of any equity securities issued by the Registrant in an underwritten public offering so long as Clal, at the time, owns 10% of the issued and outstanding Common Stock (assuming, for this purpose, the full exercise of the Warrant and the Additional Warrant).

          In connection with the Agreement, the Registrant granted to Clal certain demand and piggy-back registration rights with respect to the shares of Common Stock owned by Clal under the Registration Rights Agreement between the Registrant and Clal. During the Restrictive Period, Clal has agreed to limit any sales of Common Stock to any one person or entity or group of related persons or entities in any transaction or series of related transactions to no more than 3% of the issued and outstanding Common Stock.

           Joint Venture Agreements.
           -------------------------

          The Registrant and Clal formed a joint venture at the Closing for the research and development of generic pharmaceutical products. The joint venture, organized as an Israeli limited partnership under the name of Clal Pharmaceutical Resources Limited Partnership, and is owned 51% by Clal and 49% by the Registrant. The parties have contributed $4 million to the joint venture, and have agreed to contribute an additional $11 million over the next two years. The joint venture's facilities will be primarily located in Israel. Both Clal and the Registrant have certain manufacturing, sales and distribution rights with respect to products developed by the joint venture and by each other. Attached hereto as Exhibits 10.5, 10.6, 10.7, 10.8 and 10.9 are agreements concerning the formation and operation of the joint venture. The foregoing description of the terms of the joint venture agreements does not purport to be complete and is qualified in its entirety by reference to such Exhibits.


ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS.
- - - - ------     ---------------------------------

           (c)  Exhibits.

           10.1 Stock Purchase Agreement, dated March 25, 1995, between the Registrant and Clal Pharmaceutical Industries Ltd.

           10.2 Amendment No. 1 to Stock Purchase Agreement, dated May 1, 1995, between the Registrant and Clal Pharmaceutical Industries Ltd.

           10.3 Warrant to Purchase Common Stock, dated May 1, 1995, delivered by the Registrant to Clal Pharmaceutical Industries Ltd.

           10.4 Registration Rights Agreement, dated May 1, 1995, between the Registrant and Clal Pharmaceutical Industries Ltd.

           10.5 Clal Pharmaceutical Resources L.P. Limited Partnership Agreement, dated as of May 1, 1995, among PRI-Research, Inc., C.T.P. Research and Development (1995) Ltd. and Clal Pharmaceutical Resources (1995) Ltd.

           10.6 Clal Pharmaceutical Resources (1995) Ltd. Stockholders Agreement, dated May 1, 1995, among PRI Research, Inc., C.T.P. Research and Development (1995) Ltd. and Clal Pharmaceutical Resources Ltd.

           10.7 Supplemental Agreement, dated as of May 1, 1995, among the Registrant, Clal Pharmaceutical Industries Ltd. and Clal Pharmaceutical Resources L.P.

           10.8      Guarantee of the Registrant, dated May 1, 1995.

           10.9 Guarantee of Clal Pharmaceutical Industries Ltd., dated May 1, 1995.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                     PHARMACEUTICAL RESOURCES, INC.
                                     ------------------------------
                                              (Registrant)



May 12, 1995                         /s/ Robert I. Edinger
                                     -------------------------------
                                     Robert I. Edinger
                                     Vice President and Chief Officer

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                                 Exhibit Index


       Exhibit No.                     Description             Seq. Page No.
- - - - --------------------------  ---------------------------------  -------------
                      10.1  Stock Purchase Agreement,                      9
                            dated March 25, 1995, between
                            the Registrant and Clal
                            Pharmaceutical Industries Ltd.
                      10.2  Amendment No. 1 to Stock                      48
                            Purchase Agreement, dated May
                            1, 1995, between the
                            Registrant and Clal
                            Pharmaceutical Industries Ltd.
                      10.3  Warrant to Purchase Common                    50
                            Stock, dated May 1, 1995,
                            delivered by the Registrant to
                            Clal Pharmaceutical Industries
                            Ltd.
                      10.4  Registration Rights Agreement,                59
                            dated May 1, 1995, between the
                            Registrant and Clal
                            Pharmaceutical Industries Ltd.
                      10.5  Clal Pharmaceutical Resources                 70
                            L.P. Limited Partnership
                            Agreement, dated as of May 1,
                            1995, among PRI-Research,
                            Inc., C.T.P. Research and
                            Development (1995) Ltd. and
                            Clal Pharmaceutical Resources
                            (1995) Ltd.
                      10.6  Clal Pharmaceutical Resources                100
                            (1995) Ltd. Stockholders
                            Agreement, dated May 1, 1995,
                            among PRI-Research, Inc.,
                            C.T.P. Research and
                            Development (1995) Ltd. and
                            Clal Pharmaceutical Resources
                            Ltd.
                      10.7  Supplemental Agreement, dated                114
                            as of May 1, 1995, among the
                            Registrant, Clal
                            Pharmaceutical Industries Ltd.
                            and Clal Pharmaceutical
                            Resources L.P.
                      10.8  Guarantee of the Registrant,                 134
                            dated May 1, 1995.

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


       Exhibit No.                     Description             Seq. Page No.
- - - - --------------------------  ---------------------------------  -------------

                      10.9  Guarantee of Clal                            135
                            Pharmaceutical Industries
                            Ltd., dated May 1, 1995